Exhibit 99.1

Oportun Enters Cooperation Agreement with Findell Capital

Warren Wilcox to join Oportun Board of Directors

SAN CARLOS, Calif., July 14, 2025 (GLOBE NEWSWIRE) – Oportun Financial Corporation (Nasdaq: OPRT) (“Oportun” or the “Company”), a mission-driven financial services company, today announced it has entered into a multi-year cooperation agreement (the “Agreement”) with Findell Capital Management LLC (collectively with its affiliates, “Findell”) to end the contested director election.

Under the terms of the Agreement, Findell has agreed to support and vote in favor of Oportun’s nominees, CEO Raul Vazquez and Carlos Minetti, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and the Oportun Board of Directors (the “Board”) has agreed to appoint Warren Wilcox to the Board as a Class III director following the Annual Meeting, with a term expiring at the Company’s 2028 Annual Meeting of Stockholders. Following the appointment of Mr. Wilcox, the Board will consist of nine directors. One incumbent director will retire at or before Oportun’s 2026 Annual Meeting of Stockholders.

In connection with the Agreement, Findell has agreed to withdraw its notice of intent to nominate a director candidate for election to the Board at the Annual Meeting. The Agreement also contains customary standstill and non-disparagement provisions and voting commitments, and will remain in effect until 15 days before the nomination deadline for the Company’s 2028 Annual Meeting.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which will be filed as an exhibit to a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

About Oportun

Oportun (Nasdaq: OPRT) is a mission-driven financial services company that puts its members’ financial goals within reach. With intelligent borrowing, savings, and budgeting capabilities, Oportun empowers members with the confidence to build a better financial future. Since inception, Oportun has provided more than $20.3 billion in responsible and affordable credit, saved its members more than $2.4 billion in interest and fees, and helped its members set aside an average of more than $1,800 annually. For more information, visit Oportun.com.

Cautionary Statement on Forward-Looking Statements

Certain statements in this communication are “forward-looking statements.” These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this communication, including statements as to the operation of the Agreement, are forward-looking statements. These statements can be generally identified by terms such as “expect,” “plan,” “goal,” “target,” “anticipate,” “assume,” “predict,” “project,” “outlook,” “continue,” “due,” “may,” “believe,” “seek,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events, financial trends and risks and uncertainties that we believe may affect our business, financial condition and results of operations. These risks and uncertainties include those risks described in our filings with the SEC, including our most recent annual report on Form 10-K for the year ended December 31, 2024, as well as our subsequent filings with the SEC. These forward-looking statements speak only as of the date on which they are made and, except to the extent required by federal securities laws, we disclaim any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.

Investor Contact

Dorian Hare

(650) 590-4323

ir@oportun.com

Innisfree M&A Incorporated

Scott Winter / Gabrielle Wolf / Jonathan Kovacs

(212) 750-5833

Media Contact

FGS Global

John Christiansen / Bryan Locke

Oportun@fgsglobal.com